MERRILL LYNCH REAL ESTATE FUND, INC.

                   Supplement dated January 31, 2000 to the
                        Prospectus dated March 30, 1999


     The first and second paragraphs under the section entitled "Your Account--Dividends And Taxes" on page 27 are deleted in their entirety and the following is substituted:

     The Fund will distribute any net investment income quarterly and any net realized long and or short term capital gains at least annually. A portion of the quarterly distributions may also include a return of capital. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If your account is with Merrill Lynch and you would like to receive dividends and other distributions in cash, contact your Merrill Lynch Financial Consultant. If your account is with the Transfer Agent and you would like to receive dividends and other distributions in cash, contact the Transfer Agent.

     You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, any gain on the transaction may be subject to tax. The Fund generally intends to make distributions that will either be taxed as ordinary income or capital gains. Capital gain dividends are generally taxed at different rates than ordinary income dividends. However, a certain portion of distributions you receive may constitute a return of capital rather than taxable ordinary income or capital gains. When the Fund makes a distribution in excess of its earnings, the distribution will be treated first as a tax-free return of capital, thereby reducing your tax basis in your shares, and to the extent the distribution exceeds such basis, as a taxable gain from the sale of your shares.

     The following paragraph is added to page 27 of the section entitled "Your Account--Dividends And Taxes" as an additional sidebar:


   Return of Capital - The Internal Revenue Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of "non cash" expenses such as property depreciation, an equity REIT's cash flows will exceed its taxable income. The REIT may distribute this excess to offer a more competitive yield, i.e. pay a higher distribution. This portion of the distribution is classified as a return of capital rather than taxable ordinary income or capital gains.




Code #19017-3-99